SHORT-TERM AND LONG-TERM DEBT	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about borrowings [abstract]
SHORT-TERM AND LONG-TERM DEBT	SHORT-TERM AND LONG-TERM DEBT
Short-term debt, including the current portion of long-term debt, consisted of the following:

	June 30, 2025	December 31, 2024
Short-term bank loans and other credit facilities[1]	1,462	1,016
Current portion of long-term debt	1,525	1,550
Lease obligations	186	182
Total	3,173	2,748
1.Includes short-term loans, overdrafts and commercial paper. The weighted average interest rate on short-term borrowings outstanding was 4.2% and 5.0% as of June 30, 2025 and December 31, 2024, respectively.

ArcelorMittal entered into certain short-term committed bilateral credit facilities renewable on an annual basis. As of June 30, 2025, the facilities, in total 0.4 billion, remained fully available.
The Company has a commercial paper program enabling borrowings of up to €1.5 billion. As of June 30, 2025, the outstanding amount was 963.
The Company’s long-term debt consisted of the following:

	Year of maturity	Type of interest	Interest rate[1]	June 30, 2025	December 31, 2024
Corporate

5.5 billion Revolving Credit Facility	2030	Floating		—	—
500 Unsecured Notes	2025	Fixed	6.13%	—	184
€750 million Unsecured Notes	2025	Fixed	1.75%	878	778
750 Unsecured Notes	2026	Fixed	4.55%	401	400
€600 million Unsecured Notes	2026	Fixed	4.88%	701	621
1.2 billion Unsecured Notes	2027	Fixed	6.55%	1,196	1,196
€500 million Unsecured Notes	2028	Fixed	3.13%	581	515
500 Unsecured Notes	2029	Fixed	4.25%	497	496
€500 million Unsecured Notes	2031	Fixed	3.50%	579	513
1.0 billion Unsecured Notes	2032	Fixed	6.80%	990	990
500 Unsecured Notes	2034	Fixed	6.00%	496	496
1.5 billion Unsecured Bonds	2039	Fixed	7.00%	673	672
1.0 billion Unsecured Notes	2041	Fixed	6.75%	429	428
500 Unsecured Notes	2054	Fixed	6.35%	491	491
EIB loan	2025	Fixed	1.16%	—	15
EIB loan	2032	Floating	3.35%	288	273
Schuldschein loans	2027	Fixed	3.01%	77	94
Schuldschein loans	2027-2030	Floating	3.3% - 3.6%	1,154	659
Other loans	2029 - 2035	Floating	2.4% - 3.8%	193	191
Total Corporate				9,624	9,012
Subsidiaries
Other loans				1,466	501
Total				11,090	9,513
Less current portion of long-term debt				(1,525)	(1,550)
Total long-term debt (excluding lease obligations)				9,565	7,963
Long-term lease obligations[2]				994	852
Total long-term debt, net of current portion				10,559	8,815
1.Rates applicable to balances outstanding at June 30, 2025, including the effect of decreases or increases following upgrades or downgrades, respectively. For debt that has been redeemed in its entirety during first half of 2025, the interest rate refers to the rates at the repayment date.
2.Net of current portion of 186 and 182 as of June 30, 2025 and December 31, 2024, respectively. See note 13.
Corporate
Main credit facility
On May 29, 2024, ArcelorMittal signed an agreement for a 5.5 billion revolving credit facility (the "Facility"). The Facility incorporates a single tranche of 5.5 billion maturing on May 29, 2029, with two one year extension options. On April 30, 2025, ArcelorMittal exercised the option to extend the Facility's maturity by one year to May 29, 2030. The Facility contains restrictive covenants, which among other things, limit encumbrances on the assets of ArcelorMittal and its subsidiaries, the ability of ArcelorMittal’s subsidiaries to incur debt and the ability of ArcelorMittal and its subsidiaries to dispose of assets in certain circumstances. The margin applicable to ArcelorMittal’s principal credit facilities (the Facility and certain other credit facilities) and the coupons on certain of its outstanding bonds are subject to adjustment in the event of certain changes in its long-term credit ratings. On June 9, 2025, Standard & Poor's upgraded ArcelorMittal's credit rating from ‘BBB-‘ to ‘BBB’ on improved business and assigned a ‘Stable’ outlook. On February 19, 2024, Moody’s revised ArcelorMittal outlook to 'Positive' from 'Stable' on expected strengthening of its business profile and structurally improving its profitability, and affirmed the ‘Baa3’ investment grade rating. The Facility may be used for general corporate purposes and was fully available as of June 30, 2025. The Company makes drawdowns from and repayments on this Facility in the framework of its cash management.
On September 30, 2010, ArcelorMittal entered into a 500 revolving multi-currency letter of credit facility (the "Letter of Credit Facility"). The Letter of Credit Facility is used by the Company and its subsidiaries for the issuance of letters of credit and other instruments. The terms of the letters of credit and other instruments contain certain restrictions as to duration. The Letter of Credit facility, whose amount and maturity have been revised from time to time, amounted to 445 at June 30, 2025. On July 31, 2024, the Company refinanced its Letter of Credit Facility by entering into a 445 revolving multicurrency letter of credit facility, with maturity extended from July 31, 2024 to July 31, 2027 with two one year extension options. The Letter of Credit Facility also includes an accordion clause which allows the Company to invite lenders to increase their commitments up to 595 in aggregate. On March 18, 2025, the Company exercised the option to extend the maturity by one year to July 31, 2028. On July 28, 2025 the Company exercised the accordion clause to increase the total amount of the Letter of Credit Facility by 55 to 500.
Bonds
On June 17, 2025, at maturity, ArcelorMittal fully repaid the outstanding 184 of its 500 Fixed Rate Notes due 2025.
European Investment Bank ("EIB") loan
On June 2, 2021, ArcelorMittal signed a €280 million finance contract with the European Investment Bank ("EIB") for funding of research, development and innovation projects in Europe over the period of 2021-2023. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. On March 16, 2022, ArcelorMittal withdrew the facility in full. As of June 30, 2025, €245 million (288) was outstanding.
On December 16, 2016, ArcelorMittal signed a €350 million finance contract with the EIB in order to finance European research, development and innovation projects over the period 2017-2020 within the European Union, predominantly France, Belgium and Spain, but also in Poland and Luxembourg. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. As of June 30, 2025, the facility was fully reimbursed.
Other loans
On June 24, 2025, ArcelorMittal completed the offering of a €310 million variable rate loan, a €80 million variable rate loan, and a €310 million variable rate loan in the German Schuldschein market. The proceeds of these issuances were used for general corporate purposes. As of June 30, 2025, €697 million (817) was outstanding.

On May 4, 2022, ArcelorMittal completed the offering of a €346.5 million variable rate loan, a €24.5 million fixed rate loan, a €263 million variable rate loan and a €66 million fixed rate loan in the German Schuldschein market. On May 6, 2022, the Company further completed the offering of a €25 million fixed rate loan. The proceeds of these issuances were used for general corporate purposes. On May 13, 2025, at maturity, ArcelorMittal fully repaid €371 million. As of June 30, 2025, €354 million (414) was outstanding.
On December 21, 2018, the Company entered into a facility agreement with a group of lenders for €235 million to finance the construction of a new hot strip mill in Mexico. This facility became effective upon issuance of a guarantee by the Oesterreichische Kontrollbank AG in March 2019. The last installment under this agreement is due on December 28, 2029. The outstanding amount in total as of June 30, 2025 was €88 million (103).
Subsidiaries
Main other loans
On December 15, 2022, ArcelorMittal Kryvyi Rih entered into a 100 loan agreement with EBRD for working capital purposes. As of June 30, 2025, 100 was outstanding.
On November 17, 2023, ArcelorMittal Kryvyi Rih entered into a 150 loan agreement with EBRD for working capital purposes. 80 were committed and fully drawn as of June 30, 2025. 70 will be committed by EBRD at their discretion during the second half of 2025 upon ArcelorMittal Kryvyi Rih's request.
On May 25, 2017, ArcelorMittal South Africa signed a 4.5 billion South African rand revolving borrowing base finance facility maturing on May 25, 2020. The facility was amended and extended on July 26, 2019 to July 26, 2022. On August 23, 2021, the facility was further amended and restated for an amount of 3.5 billion South African rand and with a maturity of September 3, 2024. On August 30, 2023, the facility was further amended and restated for an amount of 4.5 billion South African rand and with a maturity of September 7, 2026. Any borrowings under the facility are secured by certain eligible inventory and receivables, as well as certain other working capital and related assets of ArcelorMittal South Africa. The facility is used for general corporate purposes and is not guaranteed by ArcelorMittal. As of June 30, 2025, 3.5 billion South African rand (197) was drawn. The borrowing base facility at ArcelorMittal South Africa remains subject to a financial covenant as of June 30, 2025. Non-compliance with the covenant would entitle the lenders under such facility to accelerate repayment obligations.
On December 12, 2023, Calvert signed a 300 Receivables Facility Agreement maturing on December 8, 2025. As of June 30, 2025, 225 was drawn under the agreement.
In June and December 2024, the Industrial Development Authority of Mobile County issued tax-exempt bonds of 378 and 480, respectively, with a final maturity of June 1, 2054 and December 1, 2054, respectively, with Calvert. The bond proceeds support the construction and equipping of solid waste disposal infrastructure and related industrial facilities, including a melt shop in Calvert, Alabama. As of June 30, 2025, 843 was outstanding under these agreements.
Other
The other loans relate to various debt with banks and public institutions.
Hedge of net investments
A portion of the Company's euro denominated debt (€4,438 million as of June 30, 2025) is designated as a hedge of certain euro denominated investments (€8,269 million as of June 30,
2025) in order to mitigate the foreign currency risk arising from certain euro denominated subsidiaries' net assets. The risk arises from the fluctuation in spot exchange rates between the U.S. dollar and euro, which causes the amount of the net investments to vary. The hedged risk in the hedge of net investments is a risk of a weakening euro against the U.S. dollar that will result in a reduction in the carrying amount of the Company's net investments in the subsidiaries subject to the hedge. The euro denominated debt is designated as a hedging instrument for the change in the value of the net investments that is attributable to changes in the euro/U.S. dollar spot rate.
To assess hedge effectiveness, the Company determines the economic relationship between the hedging instrument and the hedge item by comparing changes in the carrying amount of the debt portfolio that are attributable to a change in the spot rate with changes in the net investments in the foreign operations due to movements in the spot rate.
For the six months ended June 30, 2025, the Company recognized in other comprehensive income within the foreign exchange translation reserve 619 foreign exchange loss arising on the translation of the euro denominated debt designated as a hedge of the euro denominated net investments.